SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 1, 1996


                            GAENSEL GOLD MINES, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)


               0-12825                                                84-0916272
(Commission File Number)                       (IRS Employer Identification No.)


74-900 Highway 111, Suite 121, Indian Wells, California      92210
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code               (619) 836-3350


1952 South Pontiac, Denver, Colorado                                     80224
                                (Former Address)































                                Page 1 of 3 pages


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Item 1.  Change in Control of Registrant.


         On February 1, 1996, the Company issued 2,000,000 shares in payment of investment banking fees of $100,000. These fees related to an acquisition of a Taiwanese video store chain which did not close. Investment banking services were rendered in April 1995.

         The following table lists the holders of more than 5% of the Company's common stock. All share numbers reflect a 1-for-100 reverse stock split reflected on the stock transfer agent records and the public trading market on or about February 28, 1996:

                                                            Number
                Name                                       of Shares  Percent(1)

       Dempsey K. Mork                                     2,008,000     96.5%
       President and Director


(1)      Based on 2,072,125 shares outstanding.


                                                         2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:            June 25, 1996                         GAENSEL GOLD MINES, INC.


                                                    By:      /s/Dempsey K. Mork,
                                                        Name:    Dempsey K. Mork
                                                                       President

                                                         3

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